SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: October 22, 2007

Yadkin Valley Financial Corporation

North Carolina	20-4495993
(State of incorporation)	(I.R.S. Employer Identification No.)

209 North Bridge Street, Elkin, North Carolina	28621-3404
(Address of principal executive offices)	(Zip Code)
Issuer’s telephone number: (336) 526-6300

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
This document contains 2 pages, plus exhibit

Item 7.01: Regulation FD Disclosure
     Elkin, NC — Yadkin Valley Financial Corporation, (NASDAQ: YAVY) announced that it will report third quarter 2007 financial results on Wednesday, October 24th, before the market opens and will hold a webcast at 4:00 p.m. EDT to discuss the results.
     To gain access to the webcast, please go to the company’s website, www.yadkinvalleybank.com and click on “Investor Relations” on the left side of the screen. Then click on “Access Investor Relations” and click “OK” when prompted that you are leaving the website. On the next screen, click on the link for the conference call to register your participation. For those unable to listen to the live webcast, it will be archived on the website until January 15th, 2008.
Item 9.01: Exhibits
     Exhibit 99: Press Release
Signatures
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Bank has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Yadkin Valley Bank and Trust Company

By:	\s\Edwin E. Laws
Edwin E. Laws Chief Financial Officer

Date:	October 22, 2007